                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2005

                         WARP TECHNOLOGY HOLDINGS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Nevada                    000-33197                     88-0467845
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(State of Incorporation)     (Commission File No.)           (I.R.S. Employer
                                                               Identification
                                                                   Number)


                151 Railroad Avenue, Greenwich, Connecticut 06830
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                    (Address of Principal Executive Offices)


                                 (203) 422-2950
              ----------------------------------------------------
              (Registrant's Telephone Number, including area code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                    FORM 8-K

                         Warp Technology Holdings, Inc.

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

      (a)

Warp Technology Holdings, Inc. (the "Company") has filed with the Nevada Secretary of State the Certificate of Amendment to Articles of Incorporation described in its Definitive Information Statement filed on March 11, 2005.


Section 9 - Financial Statements and Exhibits

      Item 9.01 Financial Statements and Exhibits.

Exhibit
Number                             Exhibit
------                             -------

3.10#            Certificate of Amendment to Articles of
                 Incorporation, as filed with the Secretary of State of the State of Nevada and effective March
                 31, 2005.


# Filed herewith.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2005                     WARP TECHNOLOGY HOLDINGS, INC.
                                                  (Registrant)


                                         By: /s/ Ernest C. Mysogland
                                         ------------------------------
                                         Name: Ernest C. Mysogland
                                         Title: Executive Vice President,
                                         Chief Legal Officer and Secretary


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